File Nos. 2-92164 and 811-4066

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec.240.14a-12

                                CASH ASSETS TRUST
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                 (212) 697-6666 (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                       PACIFIC CAPITAL CASH ASSETS TRUST
                   PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST
          PACIFIC CAPITAL U.S. GOVERNMENT SECURITIES CASH ASSETS TRUST

               380 Madison Avenue, Suite 2300, New York, NY 10017

                          Notice of Annual Meetings of
                             Shareholders to Be Held
                                on July 16, 2008

To Shareholders:

The purpose of this Notice is to advise you that Annual Meetings of the Shareholders of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust (each, a "Fund") will be held:

Place:       (a)     the offices of the Funds
                     380 Madison Avenue
                     Suite 2300
                     New York, NY 10017;

Time:        (b)     on July 16, 2008
                     at 10:00 a.m. Eastern Daylight Time;

Purposes:    (c)     For the following purposes:

(i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Annual Meeting Proposal No. 1);

                 (ii) To ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Fund's independent registered public accounting firm for the fiscal year ending March 31, 2009 (Annual Meeting Proposal No. 2);

                 (iii) To act upon any other matters which may properly come before the Annual Meeting at the scheduled time and place or any adjourned meeting or meetings.


Who Can Vote
What Shares:



(d) To vote at an Annual Meeting, you must have been a shareholder on the records of the applicable Fund at the close of business on April 23, 2008 (the "record date"). The number of shares of each Fund's outstanding classes of shares that you held at that time and the net asset values of each class of shares (normally $1.00 per share) at that time determine the number of votes you may cast at the Meetings (or any adjourned meeting or meetings).


                           By order of the Board of Trustees,



                           EDWARD M. W. HINES
                           Secretary






June 3, 2008


Please Note:


If you do not expect to attend a Meeting, please vote by any of three ways: by the internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Funds, we request your cooperation in voting no matter how large or small your holding may be.

                        PACIFIC CAPITAL CASH ASSETS TRUST
                   PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST
          PACIFIC CAPITAL U.S. GOVERNMENT SECURITIES CASH ASSETS TRUST

               380 Madison Avenue, Suite 2300, New York, NY 10017

                          Notice of Special Meetings of
                             Shareholders to Be Held
                                on July 16, 2008

To Shareholders:

The purpose of this Notice is to advise you that Special Meetings of the Shareholders of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust (each, a "Fund") will be held:


Place:       (a)     the offices of the Funds
                     380 Madison Avenue
                     Suite 2300
                     New York, NY 10017;


Time:        (b)     on July 16, 2008
                     at 11:00 a.m. Eastern Daylight Time;


Purposes:    (c)     For the following purpose:


                     To act on, that is to approve or disapprove a proposed new Investment Advisory Agreement for each Fund (Special Meeting Proposal No. 1).

Who Can Vote What Shares:


(d) To vote at a Special Meeting, you must have been a shareholder on the records of the applicable Fund at the close of business on April 23, 2008 (the "record date"). The number of shares of each Fund's outstanding classes of shares that you held at that time and the net asset values of each class of shares (normally $1.00 per share) at that time determine the number of votes you may cast at the Meetings (or any adjourned meeting or meetings).


                           By order of the Board of Trustees,



                           EDWARD M. W. HINES
                           Secretary





June 3, 2008

                        PACIFIC CAPITAL CASH ASSETS TRUST
                   PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST
          PACIFIC CAPITAL U.S. GOVERNMENT SECURITIES CASH ASSETS TRUST

                                 Proxy Statement

                                  Introduction


         The purpose of the Notices preceding this Proxy Statement is to advise you of the times, place and purposes of Meetings of the Shareholders of Pacific Capital Cash Assets Trust (the "Cash Fund"), Pacific Capital Tax-Free Cash Assets Trust (the "Tax-Free Fund") and Pacific Capital U.S. Government Securities Cash Assets Trust (the "U.S. Government Fund"). Each of these (referred to also as a "Fund" and collectively as the "Funds") is a portfolio and series of Cash Assets Trust, a Massachusetts business trust (the "Business Trust"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.


         Each Fund's investment adviser (the "Adviser") is Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, HI 96802. Each Fund's Administrator (the "Administrator") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the sole subsidiary of the Business Trust's founder, Aquila Management Corporation. Each Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

         A copy of the Funds' most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.


         These Notices and Proxy Statement are first being mailed on or about June 3, 2008.


         You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

                                (1) Proxy Cards:

         The enclosed proxy card(s) authorize the persons named (or their substitutes) to vote your shares; these persons are called the "proxy holders." If you own shares in more than one Fund, you will receive a proxy card from each Fund of which you own shares.

                              (2) Internet Voting:

         To vote your shares by the internet, please contact one or more of the Funds at the internet address(es) shown on your proxy card(s). For each of the proxy cards, you will be prompted to enter the control number on the proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the internet, you need not return any proxy card by mail.

                              (3) Telephone Voting:

         To vote your shares by telephone, call the toll-free number on your proxy card(s). For each of the proxy cards, you will be prompted to enter the control number on the proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

                               General Information

         You may end the power of the proxy holders to vote your shares by: (i) so notifying each Fund of which you are a shareholder in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Fund's internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

         Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.


         The Funds are sending you this Notice and Proxy Statement in connection with the solicitation by their Trustees of proxies to be used at the Meetings to be held at the time and place and for the purposes indicated in the Notices or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at a Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.



         The Funds pay the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward these Notices and Proxy Statement to beneficial owners of each Fund's shares so that these owners may authorize the voting of their shares. The Funds will pay these firms their out-of-pocket expenses for doing so.



         On the record date, each Fund had two classes of shares outstanding. All shareholders of each Fund are entitled to vote at its meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each Fund's outstanding classes of shares was $1.00. The meetings of each Fund are expected to act only upon matters that affect that Fund as a whole: at the Annual Meeting, the election of Trustees and the selection of an independent registered public accounting firm; at the Special Meeting, approval or disapproval of a new investment advisory agreement for that Fund. On matters that affect each Fund as a whole, all shareholders of that Fund, including the shareholders of both classes of shares of that Fund, are entitled to vote at the meeting.


                              Election of Trustees
                     (Proposal No. 1 at the Annual Meeting)


         At the Annual Meetings of the Funds, seven Trustees are to be elected. Each Trustee elected will serve until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.



         The following material includes information about each nominee and the officers of each Fund. All shares of the Funds listed as owned by the Trustees are Original Shares unless indicated otherwise. All of the nominees are presently Trustees and all were elected by the shareholders except Ms. Herrmann, who was elected by the Trustees to fill a vacancy. All nominees have consented to serve if elected.


Nominees (1)(2)

                                                                           Number of
                                                                           Portfolios in    Other Directorships
                          Positions Held                                   Fund             Held by Trustee
                          with Trust and                                   Complex(5)       (The position held is
Name, Address(3) and      Length of         Principal Occupation(s)        Overseen by      a directorship unless
Date of Birth             Service(4)        During Past 5 Years            Trustee          indicated otherwise.)

Interested
Trustee (6)

Diana P. Herrmann        Vice Chair of    Vice Chair and Chief Executive     12             ICI Mutual Insurance
New York, NY             the Board of     Officer of Aquila Management                      Company
(02/25/58)               Trustees since   Corporation, Founder of the
                         2003,            Aquila Group of Funds(7) and
                         President        parent of Aquila Investment
                         since 1998 and   Management LLC, Administrator
                         Trustee since    since 2004, President and Chief
                         2004             Operating Officer since 1997, a
                                          Director since 1984, Secretary
                                          since 1986 and previously its
                                          Executive Vice President, Senior
                                          Vice President or Vice
                                          President, 1986-1997; Chief
                                          Executive Officer and Vice Chair
                                          since 2004 and President, Chief
                                          Operating Officer and Manager of
                                          the Administrator since 2003;
                                          Chair, Vice Chair, President,
                                          Executive Vice President or
                                          Senior Vice President of funds
                                          in the Aquila Group of Funds
                                          since 1986; Director of the
                                          Distributor since 1997; trustee,
                                          Reserve Money-Market Funds,
                                          1999-2000 and Reserve Private
                                          Equity Series, 1998-2000;
                                          Governor, Investment Company
                                          Institute (a trade organization
                                          for the U.S. fund industry
                                          dedicated to protecting
                                          shareholder interests and
                                          educating the public about
                                          investing) and head of its Small
                                          Funds Committee since 2004;
                                          active in charitable and
                                          volunteer organizations.


Non-interested
Trustees

Theodore T. Mason        Chair of the      Executive Director, East Wind      8             Trustee, Premier VIT.
New York, NY             Board of          Power Partners LTD since 1994
(11/24/35)               Trustees since    and Louisiana Power Partners,
                         2004 and          1999-2003; Treasurer, Fort
                         Trustee since     Schuyler Maritime Alumni
                         1984              Association, Inc., successor to
                                           Alumni Association of SUNY
                                           Maritime College, since 2004
                                           (President, 2002-2003, First
                                           Vice President, 2000-2001,
                                           Second Vice President,
                                           1998-2000) and director of the
                                           same organization since 1997;
                                           Director, STCM Management
                                           Company, Inc., 1973-2004; twice
                                           national officer of Naval
                                           Reserve Association, Commanding
                                           Officer of four naval reserve
                                           units and Captain, USNR (Ret);
                                           director, The Navy League of the
                                           United States New York Council
                                           since 2002; trustee, The
                                           Maritime Industry Museum at Fort
                                           Schuyler, 2000-2004; and Fort
                                           Schuyler Maritime Foundation,
                                           Inc., successor to the Maritime
                                           College at Fort Schuyler
                                           Foundation, Inc., since 2000.


Thomas W. Courtney       Trustee          President, Courtney Associates,    5        Chairman of the Board of
Sewickley, PA            since 1984       Inc., a venture capital firm,               Oppenheimer Quest Value Funds
(08/17/33)                                since 1988.                                 Group, Oppenheimer Small Cap
                                                                                      Value Fund, Oppenheimer Midcap
                                                                                      Fund, and Oppenheimer
                                                                                      Rochester Group of Funds;
                                                                                      Chairman of the Board of
                                                                                      Premier VIT.

Stanley W. Hong          Trustee          President, Waste Management of     4        Trustee, Pacific Capital
Honolulu, HI             since 1993       Hawaii, Inc. and Corporate Vice             FUNDS(R), which includes 12
(04/05/36)                                President - Hawaii Area for                 bond and stock funds; First
                                          Waste Management, Inc.,                     Insurance Co. of Hawaii,
                                          2001-2005; Trustee, The King                Ltd., Lanihau Properties,
                                          William Charles Lunalilo Trust              Ltd., The Westye Group - West
                                          Estate since 2001; President and            (Hawaii), Inc., Heald
                                          Chief Executive Officer, The                Education LLC.
                                          Chamber of Commerce of Hawaii,
                                          1996-2001; Director PBS - Hawaii
                                          Foundation since 1998; Regent,
                                          Chaminade University of
                                          Honolulu since 1991; Trustee,
                                          the Nature Conservancy of Hawaii
                                          since 1998; Trustee, Child and
                                          Family Service since 2005;
                                          Director, The East West Center
                                          Foundation since 2006; St. Louis
                                          School since 2007; and a
                                          director of other corporate and
                                          community organizations.

Russell K. Okata         Trustee          Executive Director, Hawaii         5      Trustee, Pacific Capital
Honolulu, HI             since 1993       Government Employees Association          FUNDS(R), which includes 12
(03/22/44)                                AFSCME Local 152, AFL-CIO                 bond and stock funds;
                                          1981-2007; International Vice             Chairman, Royal State Group
                                          President, American Federation            (insurance).
                                          of State, County and Municipal
                                          Employees, AFL-CIO 1981-2007;
                                          director of various civic and
                                          charitable organizations.

Douglas Philpotts        Trustee          Retired; formerly director,        4      Trustee, Pacific Capital
Honolulu, HI             since 1992       Chairman of the Board and                 FUNDS(R), which includes 12
(11/21/31)                                President of Hawaiian Trust               bond and stock funds.
                                          Company, Limited, a predecessor
                                          of The Asset Management Group of
                                          Bank of Hawaii; present or
                                          former director of various
                                          Hawaii-based civic and
                                          charitable organizations.

Oswald K. Stender        Trustee          Director, Hawaiian Electric        4      Trustee, Pacific Capital
Honolulu, HI             since 1993       Industries, Inc., a public                FUNDS(R), which includes 12
(10/08/31)                                utility holding company,                  bond and stock funds;
                                          1993-2004; trustee, the Bernice           director, Grace Pacific
                                          Pauahi Bishop Estate 1990-1999;           Corporation, an asphalt
                                          trustee, Office of Hawaiian               paving company, ACE Trucking
                                          Affairs and a member or trustee           Inc. and Hawaiian Telecom, a
                                          of several community                      telephone company
                                          organizations.                            (communications).


Other Individuals

Chairman Emeritus(8)

Lacy B. Herrmann         Founder and      Founder and Chairman of the        N/A                  N/A
New York, NY             Chairman         Board, Aquila Management
(05/12/29)               Emeritus since   Corporation, the sponsoring
                         2004, Trustee,   organization and parent of the
                         1984-2004, and   Manager or Administrator and/or
                         Chairman of      Adviser or Sub-Adviser to each
                         the Board of     fund of the Aquila Group of
                         Trustees,        Funds; Chairman of the Manager or
                         1984-2003        Administrator and/or Adviser or
                                          Sub-Adviser to each since 2004;
                                          Founder and Chairman Emeritus of
                                          each fund in the Aquila Group of
                                          Funds; previously Chairman and a
                                          Trustee of each fund in the
                                          Aquila Group of Funds since its
                                          establishment until 2004 or 2005;
                                          Director of the Distributor since
                                          1981 and formerly Vice President
                                          or Secretary, 1981-1998; Trustee
                                          Emeritus, Brown University and
                                          the Hopkins School; active in
                                          university, school and charitable
                                          organizations.


Officers

Charles E.               Executive Vice   Executive Vice President of all    N/A                 N/A
Childs, III              President        funds in the Aquila Group of
New York, NY             since 2003       Funds and the Administrator and
(04/01/57)                                the Administrator's parent since
                                          2003; formerly Senior Vice
                                          President, corporate
                                          development, Vice President,
                                          Assistant Vice President and
                                          Associate of the Administrator's
                                          parent since 1987; Senior Vice
                                          President, Vice President or
                                          Assistant Vice President of the
                                          Aquila Money-Market Funds,
                                          1988-2003.

Sherri Foster            Vice President   Senior Vice President, Hawaiian    N/A                  N/A
Lahaina, HI (07/27/50)   since 1997       Tax-Free Trust since 1993 and
                                          formerly Vice President or
                                          Assistant Vice President;
                                          Vice President since 1997 and
                                          formerly Assistant Vice
                                          President of the three Aquila
                                          Money-Market Funds; Vice
                                          President, Aquila Rocky Mountain
                                          Equity Fund since 2006;
                                          Registered Representative of the
                                          Distributor since 1985.

John M. Herndon          Vice President   Assistant Secretary of the         N/A                  N/A
New York, NY (12/17/39)  since 1990 and   Aquila Group of Funds since 1995
                         Assistant        and Vice President of the three
                         Secretary        Aquila Money-Market Funds since
                         since 1995       1990; Vice President of the
                                          Administrator or its predecessor
                                          and current parent since 1990.


Robert W. Anderson       Chief            Chief Compliance Officer of the    N/A                  N/A
New York, NY (08/23/40)  Compliance       Trust and each of the other
                         Officer since    funds in the Aquila Group of
                         2004 and         Funds, the  Administrator and
                         Assistant        the Distributor since 2004,
                         Secretary        Compliance Officer of the
                         since 2000       Administrator or its predecessor
                                          and current parent 1998-2004;
                                          Assistant Secretary of the
                                          Aquila Group of Funds since 2000.


Joseph P. DiMaggio       Chief            Chief Financial Officer of the     N/A                  N/A
New York, NY             Financial        Aquila Group of Funds since 2003
(11/06/56)               Officer since    and Treasurer since 2000.
                         2003 and
                         Treasurer
                         since 2000

Edward M. W. Hines       Secretary        Shareholder of Butzel Long, a      N/A                  N/A
New York, NY             since 1984       professional corporation,
(12/16/39)                                counsel to the Trust, since
                                          2007; Partner of Hollyer Brady
                                          Barrett & Hines LLP, its
                                          predecessor as counsel,
                                          1989-2007; Secretary of the
                                          Aquila Group of Funds.


Lori A. Vindigni        Assistant         Assistant Treasurer of the         N/A                  N/A
New York, NY            Treasurer since   Aquila Group of Funds since
(11/02/66)              2000              2000; Assistant Vice President
                                          of the Administrator or its
                                          predecessor and current parent
                                          since 1998; Fund Accountant for
                                          the Aquila Group of Funds,
                                          1995-1998.


(1) The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free) or by visiting the EDGAR Database at the SEC's internet site at www.sec.gov.

(2) From time to time Bank of Hawaii may enter into normal investment management, commercial banking and lending arrangements with one or more of the Trustees of the Trust and their affiliates. The Asset Management Group of Bank of Hawaii is the Trust's investment adviser.

(3) The mailing address of each Trustee and officer is c/o Pacific Capital Funds(R) of Cash Assets Trust, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(4) Because the Trust does not normally hold annual meetings, each Trustee holds office for an indeterminate term. The term of office of each officer is one year.

(5) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(6) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Administrator's corporate parent, as an officer and Manager of the Administrator, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Trust.

(7) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 5, are called the "Aquila Group of Funds."

(8) The Chairman Emeritus may attend Board meetings but has no voting power.


                       Securities Holdings of the Nominees
                                (as of 12/31/07)

                                           Dollar Range of
                                        Ownership in Pacific            Aggregate Dollar Range of Ownership
                                        Capital Funds(R) of                in Aquila Group of Funds (1)
Name of Trustee                        Cash Assets Trust (1)

Interested Trustee

Diana P. Herrmann                               D                                       E


Non-interested Trustees

Theodore T. Mason                               A                                       D

Thomas W. Courtney                              A                                       C

Stanley W. Hong                                 A                                       C

Russell K. Okata                                A                                       D

Douglas Philpotts                               B                                       C

Oswald K. Stender                               B                                       C



(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000


         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Adviser or the Distributor.


      The Fund does not currently pay fees to any of any Fund's officers or to Trustees affiliated with the administrator. For its fiscal year ended March 31, 2008 the Funds paid the following amounts respectively to the Trustees in compensation and reimbursement of expenses Cash Fund $98,491, Tax-Free Fund $67,112 and Government Securities Fund, $222,686. No other compensation or remuneration of any type, direct or contingent, was paid by any Fund to the Trustees.


      Each Fund is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Funds or from other funds in the Aquila Group of Funds during the Funds' fiscal year. None of such nominees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.

                                                                                        Compensation
                                    Compensation              Compensation              from
                                    from                      from                      the Government
Name                                the Cash Fund             the Tax-Free Fund         Securities Fund

Theodore T. Mason                   $16,789                   $12,461                   $31,533

Thomas W. Courtney                  $14,240                   $9,468                    $30,492

Stanley W. Hong                     $13,428                   $9,100                    $28,172

Russell K. Okata                    $13,428                   $9,100                    $28,172

Douglas Philpotts                   $13,428                   $9,100                    $28,172

Oswald K. Stender                   $13,428                   $9,100                    $28,172

                                            Compensation                         Number of
                                            from all funds                       boards on which
                                            in the Aquila                        the Trustee
Name                                        Group of Funds                       now serves*

Theodore T. Mason                             $134,500                                8

Thomas W. Courtney                             $96,500                                5

Stanley W. Hong                                $69,000                                4

Russell K. Okata                               $79,333                                5

Douglas Philpotts                              $69,000                                4

Oswald Stender                                 $69,000                                4

* Messrs. Hong, Okata, Philpotts and Stender are also trustees of the 12 funds in the Pacific Capital Funds(R) for which the Adviser is also investment adviser. For the same period, these funds paid Trustee Hong $39,000, Trustee Okata $44,000, Trustee Philpotts $41,500 and Trustee Stender $39,000.



      The Fund's Administrator is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds. As of March 31, 2008 these funds had aggregate assets of approximately $5.0 billion, of which approximately $2.7 billion consisted of assets of the Funds. AMC's address is the same as that of the Administrator. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts, although it is anticipated that these arrangements will change. Certain proposed changes in the ownership of the corporate parent of the each Fund's Administrator are contemplated. These changes are designed to avoid a change in "control" of the Administrator, which also serves as Investment Adviser to other funds in the Aquila Group of Funds on the deaths of certain of the owners of the corporate parent. Shareholder approval of those other funds and other conditions are required before these changes can take place, estimated to occur in the later part of 2008. During the fiscal year ended March 31, 2008, the Cash Fund, the Tax-Free Fund and the Government Securities Fund paid, respectively, $627,241, $240,599 and $1,341,856 in administration fees.



         During the fiscal year ended March 31, 2008, the Cash Fund, the Tax-Free Fund and the Government Securities Fund paid, respectively, $15,959, $16,462 and $72,343 to Butzel Long, a professional corporation ("Butzel Long"), independent counsel to the Funds, and $607, $382 and $2,097 to Hollyer Brady Barrett & Hines LLP, predecessor to Butzel Long, for legal services. Edward M.W. Hines, Secretary of the Funds, is a shareholder of Butzel Long, and was a partner of Hollyer Brady Barrett & Hines LLP.



         The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Funds. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family and the balance by Aquila Management Corporation.


                          Other Information on Trustees


         The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). The members of the Audit Committee are Thomas W. Courtney, Stanley
W. Hong, Theodore T. Mason, Russell K. Okata, Douglas Philpotts and Oswald K. Stender. The Committee (i) selects the Funds' independent registered public accounting firm; (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Funds' internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Funds' last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee which is attached as Appendix A.


         During the Funds' last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

         The Funds do not normally hold regular annual meetings.

         The Funds have a Nominating Committee, consisting of all of the non-"interested" Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Administrator at 380 Madison Avenue, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Fund's website at www.aquilafunds.com.

         Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Administrator at the above address.


                                  Vote Required


         To be elected, each nominee must receive the affirmative votes of a majority of the shares of the Business Trust, considered together as a single class, present at the Annual Meeting.



                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                     (Proposal No. 2 at the Annual Meeting)


         Tait, Weller & Baker LLP ("TWB"), which is currently serving as each Fund's independent registered public accounting firm, has been selected by the Audit Committee and ratified by the Board of Trustees, including a majority of the non-"interested" Trustees, as each Fund's independent registered public accounting firm for the fiscal year ending March 31, 2009. Such selection is submitted to the shareholders for ratification or rejection.


         The following table represents fees for professional audit services rendered by TWB for the audit of each Fund's annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended March 31, 2007 and 2008.

                                              Cash Fund

                                          2007          2008

     Audit Fees                         $13,000       $13,000

     Audit related fees                       0             0
                                         ------        ------

        Audit and audit related fees     13,000        13,000


     Tax fees (1)                         1,500         1,500

     All other fees                           0             0
                                         ------        ------

         Total                          $14,500       $14,500
                                         ======        ======

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

                                            Tax-Free Fund

                                          2007           2008

     Audit Fees                         $13,000       $13,000

     Audit related fees                       0             0
                                         ------        ------

        Audit and audit related fees     13,000        13,000


     Tax fees (1)                         1,500         1,500

     All other fees                           0             0
                                         ------        ------

        Total                           $14,500       $14,500
                                         ======        ======

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

                                              Government
                                            Securities Fund

                                          2007           2008

     Audit Fees                         $13,000       $13,000

     Audit related fees                       0             0
                                         ------        ------

        Audit and audit related fees     13,000        13,000


     Tax fees (1)                         1,500         1,500

     All other fees                           0             0
                                         ------        ------

         Total                          $14,500       $14,500
                                         ======        ======

(1) Tax fees consisted of fees for tax consultation and tax compliance services.


         TWB did not perform any services during the last fiscal year for the Funds' investment adviser or any entity controlling, controlled by or under common control with the adviser that provides services to the Funds.

         All audit and non-audit services performed by TWB on behalf of the Funds or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Funds are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of TWB for the fiscal year ending March 31, 2009.

         TWB has no direct or indirect financial interest in the Funds or the Adviser. It is expected that representatives of TWB will not be present at the meetings but will be available should any matter arise requiring their presence.

                                  Vote Required

         Approval requires the affirmative votes of a majority of the shares present at the Annual Meeting.


Other Information

         On the record date, the total number of shares outstanding for each class of shares of each Fund was as follows:

                                            Original Shares    Service Shares           Total

Cash Fund:                                  321,421,795          130,094,130            451,515,925

Tax-Free Fund:                              195,553,919           79,179,609            274,733,528

Government Securities Fund:                 897,972,882        1,097,596,667          1,995,569,549

         On the record date, the following institutional holders held 5% or more of a class of each Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address
of the holder of
record                                      Number of shares           Percent of class

Cash Fund: Original Shares

Bank of Hawaii
P. O. Box 1930
Honolulu, HI                                  311,875,033                 97.03%

Cash Fund: Service Shares

Bank of Hawaii
P.O. Box 1930
Honolulu, HI                                   84,269,634                 64.78%

National Financial Services Corp.
For Exclusive Benefit of its Customers
200 Liberty Street
New York, NY                                   45,796,712                 35.20%

Tax-Free Fund: Original Shares

Bank of Hawaii
P.O. Box 1930
Honolulu, HI                                   194,131,620                99.27%

Tax-Free Fund: Service Shares

Bank of Hawaii
P.O. Box 1930
Honolulu, HI                                    69,586,268                87.88%

National Financial Services Corp.
For Exclusive Benefit of its Customers
200 Liberty Street
New York, NY                                     9,534,463                12.04%

Government Securities Fund: Original Shares

Bank of Hawaii
P.O. Box 1930
Honolulu, HI                                   892,937,769                99.44%

Government Securities Fund: Service Shares

Bank of Hawaii
P.O. Box 1930
Honolulu, HI                                 1,061,654.252                96.73%




                       Approval of New Advisory Agreements
                                  For Each Fund
                     Proposal No. 1 at the Special Meetings


                    Background and reasons for the proposal
         Since the establishment of the each of the Funds, the Adviser, or its predecessors, have served as each Fund's investment adviser under advisory agreements (the "Advisory Agreements") with substantially the same provisions, except for those dealing with fees.

         Each Advisory Agreement provides that during each fiscal year the Fund pays a fee at a stated annual rate computed daily and payable monthly. In addition, the Administrator is also paid a fee by each Fund. The advisory and administration fees are collectively referred to as "management fees" below.

         Following extensive discussions with the Board, the Adviser and the Administrator have jointly proposed modifications to their existing fee arrangements with each Fund, and the Trustees have determined that the changes, taken together, would be in the best interests of each Fund and its respective shareholders. The modifications are:

          o Revision of existing breakpoints in the management fee schedule of each Fund to better reflect economies of scale, if any, as Fund assets increase and provide shareholders with the benefit of reduced management fees for assets exceeding the stated thresholds;

          o Changes in the allocation of the management fees between the Adviser and the Administrator; and

          o Elimination of provisions that reduce the management fees under certain specified circumstances.

         The changes will result in new Advisory Agreements (the "New Advisory Agreements") that will otherwise be substantially identical to the current Advisory Agreements. Corresponding changes will be reflected in new agreements between the Administrator and each Fund (the "New Administration Agreements"). While the latter changes do not require shareholder approval, they are described in order to illustrate the aggregate management fees that would be paid by each Fund under the new agreements.

                                     Tables

         The following table shows the current management fees paid by each Fund and the current allocation between the Adviser and the Administrator. The fees are expressed in fractions of 1%.

                    Current Advisory and Administration Fees
                                    (Percent)

-------------------- ----------------- -------------- --------------------- ---------------
Fund                 Asset Level         Advisory        Administration         Total
-------------------- ----------------- -------------- --------------------- ---------------
-------------------- ----------------- -------------- --------------------- ---------------

-------------------- ----------------- -------------- --------------------- ---------------
-------------------- ----------------- -------------- --------------------- ---------------
Cash Fund            $0 - $325             0.33%             0.17%              0.50%
                     Million

                     Above $325            0.43%             0.07%              0.50%
                     Million
-------------------- ----------------- -------------- --------------------- ---------------
-------------------- ----------------- -------------- --------------------- ---------------
Tax-Free Fund        $0 - $95 Million      0.27%             0.13%              0.40%

                     Above $95             0.33%             0.07%              0.40%
                     Million
-------------------- ----------------- -------------- --------------------- ---------------
-------------------- ----------------- -------------- --------------------- ---------------
U.S. Government      $0 - $60 Million      0.27%             0.13%              0.40%
Fund

                     Above $60             0.33%             0.07%              0.40%
                     Million
-------------------- ----------------- -------------- --------------------- ---------------

         The following table shows the proposed management fees that would be paid by each Fund under the New Advisory Agreements and New Administration Agreements and the proposed allocation of fees between the Adviser and the Administrator under the new agreements. As illustrated in the table, the proposed breakpoints would result in reduced management fees if Fund assets exceed the stated thresholds.

                    Proposed Advisory and Administration Fees
                                    (Percent)

-------------------- ----------------- -------------- --------------------- ---------------
Fund                 Asset Level         Advisory        Administration         Total
-------------------- ----------------- -------------- --------------------- ---------------
-------------------- ----------------- -------------- --------------------- ---------------
Cash Fund            $0 - $400            0.397%             0.103%             0.50%
                     Million

                     Above $400           0.364%             0.086%             0.45%
                     Million
-------------------- ----------------- -------------- --------------------- ---------------
-------------------- ----------------- -------------- --------------------- ---------------
Tax-Free Fund        $0 - $300            0.318%             0.082%             0.40%
                     Million

                     Above $300           0.285%             0.065%             0.35%
                     Million
-------------------- ----------------- -------------- --------------------- ---------------
-------------------- ----------------- -------------- --------------------- ---------------
U.S. Government      $0 - $1,900          0.328%             0.072%             0.40%
Fund                 Million

                     Above $1,900         0.295%             0.055%             0.35%
                     Million
-------------------- ----------------- -------------- --------------------- ---------------

         The following table shows the fees that were paid to the Adviser and Administrator, respectively, during each Fund's last fiscal year and the reduced fees that would have been paid by each Fund if the new agreements had been in effect:

                    Current Advisory and Administration Fees
                     Paid During the Most Recent Fiscal Year
          As Compared to the Proposed Advisory and Administration Fees
         Had those Fees Been in Place during the Most Recent Fiscal Year
                        Fiscal Year Ended March 31, 2008

                                    Cash Fund

                        Advisory         Administration        Total

Current                 $1,531,627       $627,241              $2,158,868

Proposed                $1,702,779       $438,754              $2,141,533

Net Change in Fees      $171,152         $(188,487)            $(17,335)
                        ========         ==========            =========



                                  Tax-Free Fund

                          Advisory       Administration        Total

Current                   $808,526       $240,599              $1,049,125


Proposed                  $833,581       $214,782              $1,048,363


Net Change in Fees        $25,055        $(25,817)             $(762)
                          =======        =========             ======


                              U. S. Government Fund

                        Advisory         Administration        Total

Current                 $6,120,103       $1,341,856            $7,461,959

Proposed                $6,115,296       $1,338,354            $7,453,650

Net Change in Fees      $(4,807)         $(3,502)              $(8,309)
                        ========         ========              ========


                       Elimination of Certain Contractual
                           Limits on Management Fees
         The Advisory Agreements and the Administration Agreements contain certain limitations (the "Caps") on the advisory and administration fees. The Caps provide that the management fees shall be reduced, but not below zero, by an amount equal to the pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or
(ii) 25% of the Fund's total annual investment income.

         The Caps were once required by certain State securities laws which were preempted by Federal legislation in 1996 and are no longer in force. The Boards of Trustees believe that in the context of the other proposed changes, the Caps are no longer in the best interests of the Funds or their respective shareholders.

         The Caps had no effect during the many years that the Funds operated in what was considered a "normal" interest rate environment. However, in the early years of this decade, interest rates on short-term money market obligations of the type in which the Funds invest fell to rates lower than any experienced during the prior existence of the Funds. Because returns on the Funds' investments, which are dependent for the most part on prevailing interest rates, were so low, the Caps came into play. The Adviser's and the Administrator's compensation was therefore limited to levels far below the rates the Trustees now believe appropriate. The following table shows the fees actually paid by each Fund to the Adviser and Administrator during the fiscal years ended 2003 through 2005 (years when the Caps reduced the fees that would otherwise have been payable) and the fees that would have been paid during those years if the Caps had not been in place:

                                    Cash Fund
                         Adviser and Administration Fees
                    Gross Fees, Cap Effect and Net Fees Paid
                         For the Fiscal Years 2003-2005

----------------------- ------------------ ------------------ ------------------ -----------------
                         Fiscal Year        Fiscal Year        Fiscal Year       Fiscal Years
                            2003               2004               2005            2003-2005
                            ----               ----               ----              Total

----------------------- ------------------ ------------------ ------------------ -----------------
Adviser

----------------------- ------------------ ------------------ ------------------ -----------------
Gross fees              $ 1,732,539        $ 1,637,319        $ 1,611,275        $  4,981,133

----------------------- ------------------ ------------------ ------------------ -----------------
----------------------- ------------------ ------------------ ------------------ -----------------
Cap effect              $ (764,768)        $(1,184,109)       $ (640,692)        $ (2,589,569)

----------------------- ------------------ ------------------ ------------------ -----------------
----------------------- ------------------ ------------------ ------------------ -----------------
Fees paid               $ 967,771          $   453,210        $ 970,583          $  2,391,564
                        ==========         ============       ==========         =============

----------------------- ------------------ ------------------ ------------------ -----------------
----------------------- ------------------ ------------------ ------------------ -----------------
Administrator

----------------------- ------------------ ------------------ ------------------ -----------------
Gross fees              $ 659,945          $   644,444        $ 640,201          $  1,944,590

----------------------- ------------------ ------------------ ------------------ -----------------
----------------------- ------------------ ------------------ ------------------ -----------------
Cap effect              $ (291,308)        $  (466,062)       $ (256,008)        $ (1,013,378)
                        -------------      -------------      -------------      -------------

----------------------- ------------------ ------------------ ------------------ -----------------
----------------------- ------------------ ------------------ ------------------ -----------------
Fees paid               $  368,637         $   178,382        $  384,193        $     931,212
                        =============      =============      =============      =============

----------------------- ------------------ ------------------ ------------------ -----------------

                                  Tax-Free Fund
                         Adviser and Administration Fees
                    Gross Fees, Cap Effect and Net Fees Paid
                         For the Fiscal Years 2003-2005

----------------------- ----------------- ----------------- ------------------- ------------------
                         Fiscal Year       Fiscal Year        Fiscal Year        Fiscal Years
                            2003              2004               2005             2003-2005
                            ----              ----               ----               Total

----------------------- ----------------- ----------------- ------------------- ------------------
Adviser

----------------------- ----------------- ----------------- ------------------- ------------------
Gross fees              $   500,067      $    464,121       $    553,218        $  1,517,406

----------------------- ----------------- ----------------- ------------------- ------------------
----------------------- ----------------- ----------------- ------------------- ------------------
Cap effect              $   (287,684)     $   (401,358)     $    (291,119)      $    (980,161)
                        -------------     -------------     -------------       --------------

----------------------- ----------------- ----------------- ------------------- ------------------
----------------------- ----------------- ----------------- ------------------- ------------------
Fees paid               $   212,383       $    62,763       $    262,099        $    537,245
                        =============     ==============    =============       ==============


----------------------- ----------------- ----------------- ------------------- ------------------
----------------------- ----------------- ----------------- ------------------- ------------------
Administrator

----------------------- ----------------- ----------------- ------------------- ------------------
Gross fees              $   175,163       $   167,539       $    186,437        $    529,139

----------------------- ----------------- ----------------- ------------------- ------------------
----------------------- ----------------- ----------------- ------------------- ------------------
Cap effect              $   (100,769)     $   (144,883)     $     (98,109)      $   (343,761)
                        -------------     -------------     --------------      --------------

----------------------- ----------------- ----------------- ------------------- ------------------
----------------------- ----------------- ----------------- ------------------- ------------------
Fees paid               $     74,394      $     22,656     $      88,328       $     185,378
                        ==============    ==============    ==============      =============

----------------------- ----------------- ----------------- ------------------- ------------------


                              U.S. Government Fund
                         Adviser and Administration Fees
                    Gross Fees, Cap Effect and Net Fees Paid
                         For the Fiscal Years 2003-2005

------------------------- ----------------- ------------------ ------------------ -------------------
                            Fiscal Year        Fiscal Year       Fiscal Year       Fiscal Years
                              2003              2004               2005              2003-2005
                              ----              ----               ----               Total

------------------------- ----------------- ------------------ ------------------ -------------------
Adviser

------------------------- ----------------- ------------------ ------------------ -------------------
Gross fees                $ 2,290,790       $ 2,490,502        $ 2,755,992        $  7,537,284


------------------------- ----------------- ------------------ ------------------ -------------------
------------------------- ----------------- ------------------ ------------------ -------------------
Cap effect                $(1,252,871)      $(2,138,917)       $(1,227,819)       $ (4,619,607)
                          ------------      ------------       ------------       -------------


------------------------- ----------------- ------------------ ------------------ -------------------
------------------------- ----------------- ------------------ ------------------ -------------------
Fees paid                 $ 1,037,919       $   351,585        $ 1,528,173        $  2,917,677
                          ============      =============      ============       =============


------------------------- ----------------- ------------------ ------------------ -------------------
------------------------- ----------------- ------------------ ------------------ -------------------
Administrator

------------------------- ----------------- ------------------ ------------------ -------------------
Gross fees                $   529,560       $   571,912        $   628,238        $  1,729,710


------------------------- ----------------- ------------------ ------------------ -------------------
------------------------- ----------------- ------------------ ------------------ -------------------
Cap effect                $   (289,623)     $  (491,175)      $   (280,009)       $ (1,060,807)
                          -------------     -------------      -------------      -------------

------------------------- ----------------- ------------------ ------------------ -------------------
------------------------- ----------------- ------------------ ------------------ -------------------
Fees paid                 $   239,937       $    80,737        $   348,229        $    668,903
                          =============     ==============     =============      =============

------------------------- ----------------- ------------------ ------------------ -------------------

                                    All Funds
                         Adviser and Administration Fees
                    Gross Fees, Cap Effect and Net Fees Paid
                         For the Fiscal Years 2003-2005

------------------------ ------------------ ------------------ ------------------ ----------------------
                           Fiscal Year        Fiscal Year        Fiscal Year       Fiscal Years
                             2003               2004               2005             2003-2005
                             ----               ----               ----              Total


------------------------ ------------------ ------------------ ------------------ ----------------------
------------------------ ------------------ ------------------ ------------------ ----------------------
Adviser

------------------------ ------------------ ------------------ ------------------ ----------------------
Gross fees               $ 4,523,396        $ 4,591,942        $ 4,920,485        $14,035,823


------------------------ ------------------ ------------------ ------------------ ----------------------
------------------------ ------------------ ------------------ ------------------ ----------------------
Cap effect               $(2,305,323)       $(3,724,384)       $(2,159,630)       $ (8,189,337)
                         ------------       ------------       ------------       -------------


------------------------ ------------------ ------------------ ------------------ ----------------------
------------------------ ------------------ ------------------ ------------------ ----------------------
Fees paid                $ 2,218,073        $   867,558        $ 2,760,855        $ 5,846,486


------------------------ ------------------ ------------------ ------------------ ----------------------
------------------------ ------------------ ------------------ ------------------ ----------------------
Administrator

------------------------ ------------------ ------------------ ------------------ ----------------------
Gross fees               $ 1,364,668        $ 1,383,895        $ 1,454,876        $ 4,203,439



------------------------ ------------------ ------------------ ------------------ ----------------------
------------------------ ------------------ ------------------ ------------------ ----------------------
Cap effect               $  (681,700)       $(1,102,120)       $  (634,126)       $ (2,417,946)
                         -------------      ------------       -------------      -------------

------------------------ ------------------ ------------------ ------------------ ----------------------
------------------------ ------------------ ------------------ ------------------ ----------------------
Fees paid                $   682,968        $   281,775        $   820,750       $  1,785,493
                         =============      =============      =============      ============

------------------------ ------------------ ------------------ ------------------ ----------------------


         As required by the Advisory Agreements and the Investment Company Act of 1940 (the "1940 Act,") the Advisory Agreements must be renewed each year by the Board of Trustees. In each of the years following their adoption, the Advisory Agreements were so renewed. In renewing the Advisory Agreements the Board of Trustees considered and evaluated a number of factors. In general the conclusion each year was that the agreed fees were appropriate for the services provided. Implicit in the Trustees' renewal each year was the determination that the fees paid were comparable to those that would have been agreed upon with a comparably qualified adviser for the same services in arms-length transactions.


         Although prevailing interest rates recovered from their lows in early 2005, recent turmoil in the credit markets, caused in part by the so-called sub-prime mortgage crisis, and the persistent threat of a general economic downturn have prompted the Federal Reserve Board to reduce short-term interest rates several times in recent months, most recently on April 30, 2008. Given the currently prevailing interest rates, the Caps are once again limiting, or close to limiting, the compensation each Fund can pay to the Adviser and Administrator.


         The Trustees believe that the Caps, which are based upon a statute that is no longer applicable, operate to reduce fees to uneconomic levels. The reduction is triggered by economic factors, including prevailing short-term interest rates, over which the Adviser and Administrator have no control. In the Board's view, under these circumstances, the Adviser and Administrator are not being fairly compensated, and they could not be expected to continue indefinitely to serve at such reduced rates. Considered together with the proposed breakpoints, which would reflect economies of scale, if any, as Fund assets increased, the Trustees believe it will be in the best interests of the shareholders of each Fund to eliminate the Caps.


                   Basis for the Trustees' Approval of the New
                         Investment Advisory Agreements


         At a telephonic meeting held on April 22, 2008, the Trustees, including all of the non-interested Trustees, approved a new Advisory Agreement (each, a "New Advisory Agreement") for each Fund and recommended that the shareholders of each Fund approve the New Advisory Agreement applicable to that Fund. These actions were subsequently ratified at an in-person meeting held on May 31, 2008.


         In considering these actions, the Trustees noted that in connection with their annual review of each Fund's management arrangements on June 9, 2007 (the "Annual Review"), they had approved the Advisory Agreement then in effect for each Fund (each respectively a "Current Advisory Agreement ") for another one-year term commencing on June 30, 2007. In the Annual Review, the Trustees were provided with a wide range of information of the type they regularly consider when determining whether to continue each Fund's advisory agreement from year to year.


         In approving each Fund's New Advisory Agreement, the Trustees considered the information provided and the conclusions reached in connection with the Annual Review. In addition, they considered such new information as they believed appropriate, including more up-to-date performance and expense information. In considering each Fund's New Advisory Agreement, the Trustees did not identify any single factor as determinative. The New Advisory Agreements contain different fee rates and breakpoints which differ from those in the Current Advisory Agreements and eliminate current fee limitations, all of which changes operate in conjunction with related changes in the Administration Agreements of the respective Funds. In their review of each Fund's New Advisory Agreement, matters considered by the Trustees included the following:


The nature, extent, and quality of the services provided by the Adviser.

         The investment objective of each of the Funds is to seek to provide safety of principal while achieving a high level of liquidity and of current income (and with respect to the Tax-Free Fund, current income exempt from Federal and Hawaii income taxes). To achieve these objectives, the Adviser has provided portfolio management of each Fund, including determining which securities will be purchased, retained, or sold, based upon top-down analysis of macroeconomic trends as well as bottom-up credit analysis of securities. With respect to the Government Securities Fund, the Adviser has managed the investments in order to achieve a AAA rating from Standard and Poor's.


         The Board considered that the Adviser had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for each Fund, given each Fund's investment objective, and determined that each Fund would be well served if the Adviser continued to provide portfolio management services. Furthermore, the Trustees considered representations by the Adviser that the personnel providing portfolio management services would not change as a result of the New Advisory Agreements. Evaluation of these factors weighed in favor of approval of each Fund's New Advisory Agreement.


The investment performance of the Funds and Adviser.

         The Board reviewed each aspect of each Fund's performance and compared its performance with that of its respective benchmark. It was noted that the materials provided by the Administrator indicated that each Fund's investment performance, considered to be returns after all fees and expenses, was either comparable or superior to the benchmark for one-, five- and ten-year periods. The Board considered these results to be consistent with the investment objectives of each of the Funds and concluded that the performance of each Fund, in light of market conditions, was satisfactory. Evaluation of this factor indicated to the Trustees that approval of each Fund's New Advisory Agreement would be appropriate.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with each of the Funds.


         The information provided to the Board in connection with approval contained expense data for each Fund and its major local competitor as well as data for each of the Funds with respect to their respective peer groups, including data for money market funds of a comparable asset size.



         Based on those data, the Board concluded that the expenses of each of the Funds and the fees paid were similar to and were reasonable as compared to those being paid by its local competitor and by other money market funds in its peer group. In connection with the New Advisory Agreements, the Board approved fee rates and breakpoints which differ from those in the Current Advisory Agreements and also approved the elimination of fee Caps, noting that there would also be related changes in the Administration Agreements of the respective Funds. These provisions are described elsewhere in this proxy statement. Among other matters considered concerning the changes were the nature and scale of the possible benefits and disadvantages to the Funds and to the Adviser and the Administrator, as well as the reasonableness of the economic and asset-level assumptions on which the proposed changes had been based. The Trustees, after weighing these matters, concluded that the proposed changes were justified and in the best interests of the Funds and their shareholders. The Board further concluded that the profitability to the Adviser did not argue against approval of the fees to be paid under each New Advisory Agreement.


The extent to which economies of scale would be realized as the Funds grow.

         Data provided to the Trustees showed that the asset size of each of the Funds had been generally increasing in recent years. The New Advisory Agreements incorporated breakpoints in fee rates which addressed questions of economies of scale to the Trustees' satisfaction.

Benefits derived or to be derived by the Adviser and its affiliates from the relationship with the Funds.

         The Board observed that, as is generally true of most mutual fund complexes, the Adviser and its affiliates, by providing services to a number of funds or other investment clients including the three Funds, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for the Adviser and its affiliates, it also makes their services available to the three Funds at favorable levels of quality and cost which are more advantageous to the Funds than would otherwise have been possible.

Other matters.

         The Trustees also considered other factors, including some of those they had considered in connection with the Annual Review. These factors included but were not limited to whether each Fund has operated in compliance with its investment objective and each Fund's record of compliance with its investment restrictions, and the compliance programs of each Fund and the Adviser. In evaluating the New Advisory Agreements, the Trustees considered among other matters ensuring ongoing and future continuity of management of each Fund.


         Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the non-interested Trustees, concluded that each Fund's New Advisory Agreement should be approved and recommended that the shareholders of each Fund vote to approve the New Advisory Agreement for an initial term through June 30, 2009.


         Texts of the proposed New Advisory Agreement for each Fund are attached as Appendices B, C and D


                       Information about Asset Management
                    Group of Bank of Hawaii (the "Adviser")

         The Adviser is a division of Bank of Hawaii, all of whose shares are owned by Bank of Hawaii Corporation ("BOH Corp."). BOH Corp. is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange. The Adviser's address is 130 Merchant Street, Suite 370, Honolulu, HI 96813.

         The names and principal occupations of the principal executive officer and each director of the Adviser are as follows. Their addresses are the same as that of the Adviser.

Name of Director                                        Position with Adviser.

Tobias M. Martyn                                        Senior Executive Vice President, Manager and Chief
                                                        Investment Officer

Stephen K Rodgers                                       Senior Vice President and Fixed Income Manager

Jordan T. Ige                                           Senior Vice President and Operations Manger

Donald G. Charles                                       Vice President and Chief Compliance Officer



Action Requested.

         THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW ADVISORY AGREEMENT FOR THAT FUND.

                                 Vote Required.


         The favorable vote of the holders of a majority (as defined in the 1940
Act) of the outstanding shares of each Fund is required for the approval of this Proposal No. 1 at the Special Meeting for each such Fund. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of each Fund means the vote of the holders of the lesser of (a) 67% or more of the shares of such Fund present at the Special Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of such Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of such Fund's two outstanding classes of shares.


         If necessary or desirable, the meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxies will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The proxies of shareholders who have voted by proxy against a proposal will be voted against adjournment.

         If this proposal is not approved by the shareholders of any Fund, the Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.

Other Business.


         The Funds do not know of any other matter which will come up for action at the Meetings. If any other matter or matters properly come up for action at any Meeting, including any adjournment of the Meetings, the proxy holders will vote the shares which your proxy card, internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

                                   Appendix A



                        PACIFIC CAPITAL CASH ASSETS TRUST
                             AUDIT COMMITTEE CHARTER
                               September 15, 2003



1. The Audit Committee shall be composed entirely of independent Trustees.

2. The purposes of the Audit Committee are:

     (a) to oversee the Trust's accounting and financial reporting policies.

     (b) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Trust's independent auditors and the full Board of Trustees.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit and such other functions as deemed appropriate by the Audit Committee.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to select, retain or terminate the auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

(b) to meet with the Trust's independent auditors, including private meetings, as necessary (i) to review and approve the audit plan, detailing the arrangements for and scope of the annual audit, any special audits and any other services deemed appropriate; (ii) to discuss any matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Trust's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(c) to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

(d) to review and approve the fees charged by the auditors for audit and non-audit services;

(e) to investigate improprieties or suspected improprieties in Trust operations;

(f) to establish a complaint mechanism about accounting, internal accounting controls or auditing matters, including a procedure to receive confidential, anonymous submissions regarding questionable accounting and audit matters;

(g) to establish procedures if it believes appropriate for delegation of pre-approvals of services by auditors to a member or members of the Committee; and

(h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a periodic basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall periodically meet with the Chief Financial Officer and/or the Treasurer of the Trust and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

7. The Committee shall review this Charter regularly and recommend any changes to the full Board of Trustees.

                                   Appendix B

                        PACIFIC CAPITAL CASH ASSETS TRUST
                          INVESTMENT ADVISORY AGREEMENT



         THIS AGREEMENT, made as of [ ], 2008 by and between Cash Assets Trust (the "Business Trust"), a Massachusetts business trust, 380 Madison Avenue, Suite 2300, New York, NY 10017, and Asset Management Group of Bank of Hawaii (the "Adviser"), Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, Hawaii 96802,

                              W I T N E S S E T H :

         WHEREAS, the Business Trust and the Adviser have previously entered into an Amended and Restated Investment Advisory Agreement with respect to a portfolio of the Business Trust entitled Pacific Capital Cash Assets Trust (the "Trust"); and

         WHEREAS, the Business Trust and the Adviser now wish to enter into a new agreement as herein set forth, referred to hereafter as "this Agreement"; and

         WHEREAS, this Agreement has been approved by the Board of Trustees of the Business Trust at a meeting held on May 31, 2008 and in addition has been approved by the holders of a "majority" of the outstanding voting securities of the Trust, as defined in the Investment Company Act of 1940 (the "Act"), at a meeting held on [ ], 2008;

         NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


1. In General

         The Adviser agrees, all as more fully set forth herein, to act as managerial investment adviser to the Trust with respect to the investment of the Trust's assets, and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Trust.

2. Duties and Obligations of the Adviser With Respect To
Investment of the Assets of the Trust

                  (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Business Trust, the Adviser shall:

         (i) Supervise continuously the investment program of the Trust and the composition of its portfolio;

         (ii) Determine what securities shall be purchased or sold by the Trust;

         (iii) Arrange for the purchase and the sale of securities held in the portfolio of the Trust; and

         (iv) Furnish information as to such securities to any provider of fund accounting services to the Trust; monitor records of the Trust as to the portfolio, including prices, maintained by such provider of such services; and supply, monthly or more frequently as may be necessary, pricing of the Trust's portfolio based on available market quotations using a pricing service or other source of pricing information satisfactory to the Trust.

     (b) Any investment program furnished by the Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Business Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Business Trust; and (5) the fundamental policies of the Trust, as reflected in its registration statement under the Act or as amended by the shareholders of the Trust.

     (c) The Adviser shall give the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Adviser. Nothing herein contained shall, however, be construed to protect the Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     (d) Nothing in this Agreement shall prevent the Adviser or any affiliated person (as defined in the Act) of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Business Trust's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Adviser for inclusion therein. The Adviser shall promptly inform the Business Trust as to any information concerning the Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment of the Agreement. The Business Trust agrees to indemnify the Adviser to the full extent permitted by the Business Trust's Declaration of Trust.

         (e) In connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Adviser shall select such broker-dealers ("dealers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Business Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Business Trust recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Trust and/or other accounts of the Adviser, and that research received by such other accounts may or may not be useful to the Trust.

3.  Allocation of Expenses

         The Adviser agrees that it will furnish the Trust, at the Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Adviser agrees that it will supply, or cause to be supplied, to any sub-adviser, administrator or principal underwriter of the Trust all necessary financial information in connection with such sub-adviser's, administrator's or principal underwriter's duties under any agreement between such sub-adviser, administrator or principal underwriter and the Business Trust. The Adviser will also pay all compensation of the Trust's officers, employees, and Trustees, if any, who are affiliated persons of the Adviser, provided that if any Trustee is an affiliate of the Adviser solely by reason of being a member of its Board of Directors, the Trust may pay compensation to such Trustee, but at a rate no greater than the rate it pays to its other Trustees. The Trust agrees to bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Adviser under this Agreement or by such sub-adviser, administrator or principal underwriter shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation of its Trustees other than those affiliated with the Adviser or such sub-adviser, administrator or principal underwriter and expenses of all of its Trustees; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Business Trust may have to indemnify its officers and Trustees.

4. Compensation of the Adviser

The Business Trust agrees to pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a management fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.397 of 1% of such net asset value on net assets of up to $400 million and on net assets above that amount at an annual rate of 0.364 of 1% of such net assets.

5. Duration and Termination

     (a) This Amended and Restated Investment Advisory Agreement shall become effective upon the date first written above following approval by the shareholders of the Trust and shall, unless terminated as hereinafter provided, continue in effect until the June 30 next preceding the first anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Business Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

     (b) This Agreement may be terminated by the Adviser at any time without penalty upon giving the Business Trust sixty days' written notice (which notice may be waived by the Business Trust) and may be terminated by the Business Trust at any time without penalty upon giving the Adviser sixty days' written notice (which notice may be waived by the Adviser), provided that such termination by the Business Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

6.  Disclaimer of Shareholder Liability

     The Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Business Trust's property; the Adviser represents that it has notice of the provisions of the Business Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.

7. Notices of Meetings

     The Business Trust agrees that notice of each meeting of the Board of Trustees of the Business Trust will be sent to the Adviser and that the Business Trust will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.

     IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.



ATTEST:                    Cash Assets Trust



________________________   By:___________________________________




                             Asset Management Group
ATTEST:                      of Bank of Hawaii





________________________   By:___________________________________

                                   Appendix C


                   PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST
                          INVESTMENT ADVISORY AGREEMENT


         THIS AGREEMENT, made as of [ ], 2008 by and between Cash Assets Trust (the "Business Trust"), a Massachusetts business trust, 380 Madison Avenue, Suite 2300, New York, NY 10017, and Asset Management Group of Bank of Hawaii (the "Adviser"), Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, Hawaii 96802,

                              W I T N E S S E T H :

         WHEREAS, the Business Trust and the Adviser have previously entered into an Amended and Restated Investment Advisory Agreement with respect to a portfolio of the Business Trust entitled Pacific Capital Tax-Free Cash Assets Trust (the "Trust"); and

         WHEREAS, the Business Trust and the Adviser now wish to enter into a new agreement as herein set forth, referred to hereafter as "this Agreement"; and

         WHEREAS, this Agreement has been approved by the Board of Trustees of the Business Trust at a meeting held on May 31, 2008 and in addition has been approved by the holders of a "majority" of the outstanding voting securities of the Trust, as defined in the Investment Company Act of 1940 (the "Act"), at a meeting held on [ ], 2008;

         NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. In General

         The Adviser agrees, all as more fully set forth herein, to act as managerial investment adviser to the Trust with respect to the investment of the Trust's assets, and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Trust.

2. Duties and Obligations of the Adviser With Respect To
Investment of the Assets of the Trust

     (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Business Trust, the Adviser shall:

         (i) Supervise continuously the investment program of the Trust and the composition of its portfolio;

         (ii) Determine what securities shall be purchased or sold by the Trust;

         (iii) Arrange for the purchase and the sale of securities held in the portfolio of the Trust; and

         (iv) Furnish information as to such securities to any provider of fund accounting services to the Trust; monitor records of the Trust as to the portfolio, including prices, maintained by such provider of such services; and supply, monthly or more frequently as may be necessary, pricing of the Trust's portfolio based on available market quotations using a pricing service or other source of pricing information satisfactory to the Trust.

                  (b) Any investment program furnished by the Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Business Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Business Trust; and (5) the fundamental policies of the Trust, as reflected in its registration statement under the Act or as amended by the shareholders of the Trust.

                  (c) The Adviser shall give the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Adviser. Nothing herein contained shall, however, be construed to protect the Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (d) Nothing in this Agreement shall prevent the Adviser or any affiliated person (as defined in the Act) of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Business Trust's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Adviser for inclusion therein. The Adviser shall promptly inform the Business Trust as to any information concerning the Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment of the Agreement. The Business Trust agrees to indemnify the Adviser to the full extent permitted by the Business Trust's Declaration of Trust.

         (e) In connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Adviser shall select such broker-dealers ("dealers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Business Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Business Trust recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Trust and/or other accounts of the Adviser, and that research received by such other accounts may or may not be useful to the Trust.

3.  Allocation of Expenses

         The Adviser agrees that it will furnish the Trust, at the Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Adviser agrees that it will supply, or cause to be supplied, to any sub-adviser, administrator or principal underwriter of the Trust all necessary financial information in connection with such sub-adviser's, administrator's or principal underwriter's duties under any agreement between such sub-adviser, administrator or principal underwriter and the Business Trust. The Adviser will also pay all compensation of the Trust's officers, employees, and Trustees, if any, who are affiliated persons of the Adviser, provided that if any Trustee is an affiliate of the Adviser solely by reason of being a member of its Board of Directors, the Trust may pay compensation to such Trustee, but at a rate no greater than the rate it pays to its other Trustees. The Trust agrees to bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Adviser under this Agreement or by such sub-adviser, administrator or principal underwriter shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation of its Trustees other than those affiliated with the Adviser or such sub-adviser, administrator or principal underwriter and expenses of all of its Trustees; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Business Trust may have to indemnify its officers and Trustees.

4. Compensation of the Adviser

                  The Business Trust agrees to pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a management fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of
0.318 of 1% of such net asset value on net assets of up to $300 million and on net assets above that amount at an annual rate of 0.285 of 1% of such net assets.

5. Duration and Termination

                  (a) This Amended and Restated Investment Advisory Agreement shall become effective upon the date first written above following approval by the shareholders of the Trust and shall, unless terminated as hereinafter provided, continue in effect until the June 30 next preceding the first anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Business Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

     (b) This Agreement may be terminated by the Adviser at any time without penalty upon giving the Business Trust sixty days' written notice (which notice may be waived by the Business Trust) and may be terminated by the Business Trust at any time without penalty upon giving the Adviser sixty days' written notice (which notice may be waived by the Adviser), provided that such termination by the Business Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

6.  Disclaimer of Shareholder Liability

                  The Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Business Trust's property; the Adviser represents that it has notice of the provisions of the Business Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.

7. Notices of Meetings

                  The Business Trust agrees that notice of each meeting of the Board of Trustees of the Business Trust will be sent to the Adviser and that the Business Trust will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.

                  IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.



ATTEST:                    Cash Assets Trust



________________________   By:___________________________________




                             Asset Management Group
ATTEST:                      of Bank of Hawaii





________________________     By:___________________________________

                                   Appendix D

                   PACIFIC CAPITAL U.S. GOVERNMENT SECURITIES
                                CASH ASSETS TRUST
                          INVESTMENT ADVISORY AGREEMENT



         THIS AGREEMENT, made as of [ ], 2008 by and between Cash Assets Trust (the "Business Trust"), a Massachusetts business trust, 380 Madison Avenue, Suite 2300, New York, NY 10017, and Asset Management Group of Bank of Hawaii (the "Adviser"), Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, Hawaii 96802,

                              W I T N E S S E T H :

     WHEREAS, the Business Trust and the Adviser have previously entered into an Amended and Restated Investment Advisory Agreement with respect to a portfolio of the Business Trust entitled Pacific Capital U.S. Governement Securities Cash Assets Trust (the "Trust"); and

         WHEREAS, the Business Trust and the Adviser now wish to enter into a new agreement as herein set forth, referred to hereafter as "this Agreement"; and

         WHEREAS, this Agreement has been approved by the Board of Trustees of the Business Trust at a meeting held on May 31, 2008 and in addition has been approved by the holders of a "majority" of the outstanding voting securities of the Trust, as defined in the Investment Company Act of 1940 (the "Act"), at a meeting held on [ ], 2008;

         NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. In General

         The Adviser agrees, all as more fully set forth herein, to act as managerial investment adviser to the Trust with respect to the investment of the Trust's assets, and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Trust.

2. Duties and Obligations of the Adviser With Respect To
Investment of the Assets of the Trust

     (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Business Trust, the Adviser shall:

         (i) Supervise continuously the investment program of the Trust and the composition of its portfolio;

         (ii) Determine what securities shall be purchased or sold by the Trust;

         (iii) Arrange for the purchase and the sale of securities held in the portfolio of the Trust; and

         (iv) Furnish information as to such securities to any provider of fund accounting services to the Trust; monitor records of the Trust as to the portfolio, including prices, maintained by such provider of such services; and supply, monthly or more frequently as may be necessary, pricing of the Trust's portfolio based on available market quotations using a pricing service or other source of pricing information satisfactory to the Trust.

     (b) Any investment program furnished by the Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Business Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Business Trust; and (5) the fundamental policies of the Trust, as reflected in its registration statement under the Act or as amended by the shareholders of the Trust.

     (c) The Adviser shall give the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Adviser. Nothing herein contained shall, however, be construed to protect the Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     (d) Nothing in this Agreement shall prevent the Adviser or any affiliated person (as defined in the Act) of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Business Trust's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Adviser for inclusion therein. The Adviser shall promptly inform the Business Trust as to any information concerning the Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment of the Agreement. The Business Trust agrees to indemnify the Adviser to the full extent permitted by the Business Trust's Declaration of Trust.

         (e) In connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Adviser shall select such broker-dealers ("dealers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Business Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Business Trust recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Trust and/or other accounts of the Adviser, and that research received by such other accounts may or may not be useful to the Trust.

3.  Allocation of Expenses

         The Adviser agrees that it will furnish the Trust, at the Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Adviser agrees that it will supply, or cause to be supplied, to any sub-adviser, administrator or principal underwriter of the Trust all necessary financial information in connection with such sub-adviser's, administrator's or principal underwriter's duties under any agreement between such sub-adviser, administrator or principal underwriter and the Business Trust. The Adviser will also pay all compensation of the Trust's officers, employees, and Trustees, if any, who are affiliated persons of the Adviser, provided that if any Trustee is an affiliate of the Adviser solely by reason of being a member of its Board of Directors, the Trust may pay compensation to such Trustee, but at a rate no greater than the rate it pays to its other Trustees. The Trust agrees to bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Adviser under this Agreement or by such sub-adviser, administrator or principal underwriter shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation of its Trustees other than those affiliated with the Adviser or such sub-adviser, administrator or principal underwriter and expenses of all of its Trustees; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Business Trust may have to indemnify its officers and Trustees.

4. Compensation of the Adviser

     The Business Trust agrees to pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a management fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.328 of 1% of such net asset value on net assets of up to $1,900 million and on net assets above that amount at an annual rate of 0.295 of 1% of such net assets.

5. Duration and Termination

     (a) This Amended and Restated Investment Advisory Agreement shall become effective upon the date first written above following approval by the shareholders of the Trust and shall, unless terminated as hereinafter provided, continue in effect until the June 30 next preceding the first anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Business Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

     (b) This Agreement may be terminated by the Adviser at any time without penalty upon giving the Business Trust sixty days' written notice (which notice may be waived by the Business Trust) and may be terminated by the Business Trust at any time without penalty upon giving the Adviser sixty days' written notice (which notice may be waived by the Adviser), provided that such termination by the Business Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

6.  Disclaimer of Shareholder Liability

     The Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Business Trust's property; the Adviser represents that it has notice of the provisions of the Business Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.

7. Notices of Meetings

                  The Business Trust agrees that notice of each meeting of the Board of Trustees of the Business Trust will be sent to the Adviser and that the Business Trust will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.

                  IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.



ATTEST:                    Cash Assets Trust



________________________   By:___________________________________




                            Asset Management Group
ATTEST:                     of Bank of Hawaii





________________________   By:___________________________________

                        PACIFIC CAPITAL CASH ASSETS TRUST
                   PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST
          PACIFIC CAPITAL U.S. GOVERNMENT SECURITIES CASH ASSETS TRUST

                            Notice of Annual Meetings
                        and Notice of Special Meetings of
                             Shareholders to Be Held
                                on July 16, 2008

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.




                  Please detach at perforation before mailing.






                              AQUILA GROUP OF FUNDS

                        PACIFIC CAPITAL CASH ASSETS TRUST Proxy for Annual
            Meeting of Shareholders - July 16, 2008
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Pacific Capital Cash Assets Trust (the "Fund") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES
E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Wednesday, July 16, 2008 at the offices of the Fund, 380 Madison Avenue, Suite 2300, New York, New York at 10:00 a.m. Eastern Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.


              VOTE VIA THE TELEPHONE: 1-866-241-6192
              VOTE VIA THE INTERNET: www.proxy-direct.com

              Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ------------------------------------------------
              Signature

              -------------------------------------------------
              Signature (if held jointly)

              -------------------------------------------------


              Date_____________________________________________


           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT







Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
PACIFIC CAPITAL CASH ASSETS TRUST ANNUAL MEETING


1. Election of Trustee Nominees:

     01. Thomas W. Courtney 02. Diana P. Herrmann* 03. Stanley W. Hong 04. Theodore T. Mason 05. Russell K. Okata 06. Douglas Philpotts 07. Oswald K. Stender
                               *Interested Trustee



              For All     Withhold All    For All Except
                --            --              --
               [--]          [--]            [--]


To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.

--------------------

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Annual Meeting Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]

As to any other matter said proxies shall vote in accordance with their best judgment.


PACIFIC CAPITAL CASH ASSETS TRUST ANNUAL MEETING



HAS YOUR ADDRESS CHANGED                      DO YOU HAVE ANY COMMENTS

------------------------------                -------------------------------
------------------------------                -------------------------------
------------------------------                -------------------------------


    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.




                  Please detach at perforation before mailing.






                              AQUILA GROUP OF FUNDS

           PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST Proxy for Annual
                     Meeting of Shareholders - July 16, 2008
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Pacific Capital Tax-Free Cash Assets Trust (the "Fund") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Wednesday, July 16, 2008 at the offices of the Fund, 380 Madison Avenue, Suite 2300, New York, New York at 10:00 a.m. Eastern Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.


              VOTE VIA THE TELEPHONE: 1-866-241-6192
              VOTE VIA THE INTERNET: www.proxy-direct.com

              Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ------------------------------------------------
              Signature

              -------------------------------------------------
              Signature (if held jointly)

              -------------------------------------------------


              Date_____________________________________________


           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT







Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST ANNUAL MEETING


1. Election of Trustee Nominees:

     01. Thomas W. Courtney 02. Diana P. Herrmann* 03. Stanley W. Hong 04. Theodore T. Mason 05. Russell K. Okata 06. Douglas Philpotts 07. Oswald K. Stender
                               *Interested Trustee



              For All     Withhold All    For All Except
                --            --              --
               [--]          [--]            [--]


To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.

--------------------

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Annual Meeting Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]

As to any other matter said proxies shall vote in accordance with their best judgment.


PACIFIC CAPITAL CASH ASSETS TRUST ANNUAL MEETING



HAS YOUR ADDRESS CHANGED                      DO YOU HAVE ANY COMMENTS

------------------------------                -------------------------------
------------------------------                -------------------------------
------------------------------                -------------------------------


    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.




                  Please detach at perforation before mailing.






                              AQUILA GROUP OF FUNDS

          PACIFIC CAPITAL U.S. GOVERNMENT SECURITIES CASH ASSETS TRUST
            Proxy for Annual Meeting of Shareholders - July 16, 2008
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Pacific Capital U.S. Government Securities Cash Assets Trust (the "Fund") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Wednesday, July 16, 2008 at the offices of the Fund, 380 Madison Avenue, Suite 2300, New York, New York at 10:00 a.m. Eastern Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.


              VOTE VIA THE TELEPHONE: 1-866-241-6192
              VOTE VIA THE INTERNET: www.proxy-direct.com

              Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ------------------------------------------------
              Signature

              -------------------------------------------------
              Signature (if held jointly)

              -------------------------------------------------


              Date_____________________________________________


           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT







Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
PACIFIC CAPITAL U.S. GOVERNMENT SECURITIES CASH ASSETS TRUST ANNUAL MEETING


1. Election of Trustee Nominees:

     01. Thomas W. Courtney 02. Diana P. Herrmann* 03. Stanley W. Hong 04. Theodore T. Mason 05. Russell K. Okata 06. Douglas Philpotts 07. Oswald K. Stender
                               *Interested Trustee



              For All     Withhold All    For All Except
                --            --              --
               [--]          [--]            [--]


To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.

--------------------

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Annual Meeting Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]

As to any other matter said proxies shall vote in accordance with their best judgment.


PACIFIC CAPITAL CASH ASSETS TRUST ANNUAL MEETING



HAS YOUR ADDRESS CHANGED                      DO YOU HAVE ANY COMMENTS

------------------------------                -------------------------------
------------------------------                -------------------------------
------------------------------                -------------------------------


    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.






Please detach at perforation before mailing.






                  Please detach at perforation before mailing.




                              AQUILA GROUP OF FUNDS

                        PACIFIC CAPITAL CASH ASSETS TRUST Proxy for Special
            Meeting of Shareholders - July 16, 2008
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Pacific Capital Cash Assets Trust (the "Fund") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES
E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on Wednesday, July 16, 2008 at the offices of the Fund, 380 Madison Avenue, Suite 2300, New York, New York at 11:00 a.m. Eastern Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matter listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR Special Meeting Proposal No. 1. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

              VOTE VIA THE TELEPHONE: 1-866-241-6192
              VOTE VIA THE INTERNET: www.proxy-direct.com

              Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ------------------------------------------------
              Signature

              -------------------------------------------------
              Signature (if held jointly)

              -------------------------------------------------


              Date_____________________________________________


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.




EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                       Please detach at perforation before mailing.




Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
PACIFIC CAPITAL CASH ASSETS TRUST SPECIAL MEETING


     1. Action on a new Advisory and Administration Agreement. (Special Meeting Proposal No. 1 in Proxy Statement)


  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]



         As to any other matter said proxies shall vote in accordance with their best judgment.




HAS YOUR ADDRESS CHANGED                         DO YOU HAVE ANY COMMENTS

--------------------------------               -------------------------------
--------------------------------               -------------------------------
--------------------------------               -------------------------------



THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.






Please detach at perforation before mailing.






                  Please detach at perforation before mailing.




                              AQUILA GROUP OF FUNDS

              PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST Proxy for
                 Special Meeting of Shareholders - July 16, 2008
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Pacific Capital Tax-Free Cash Assets Trust (the "Fund") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on Wednesday, July 16, 2008 at the offices of the Fund, 380 Madison Avenue, Suite 2300, New York, New York at 11:00 a.m. Eastern Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matter listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR Special Meeting Proposal No. 1. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

              VOTE VIA THE TELEPHONE: 1-866-241-6192
              VOTE VIA THE INTERNET: www.proxy-direct.com

              Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ------------------------------------------------
              Signature

              -------------------------------------------------
              Signature (if held jointly)

              -------------------------------------------------


              Date_____________________________________________


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.




EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                       Please detach at perforation before mailing.




Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST SPECIAL MEETING


     1. Action on a new Advisory and Administration Agreement. (Special Meeting Proposal No. 1 in Proxy Statement)


  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]



         As to any other matter said proxies shall vote in accordance with their best judgment.




HAS YOUR ADDRESS CHANGED                         DO YOU HAVE ANY COMMENTS

--------------------------------               -------------------------------
--------------------------------               -------------------------------
--------------------------------               -------------------------------



THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.


                Please detach at perforation before mailing.




                              AQUILA GROUP OF FUNDS

          PACIFIC CAPITAL CASH U.S. GOVERNMENT SECURITIES ASSETS TRUST
            Proxy for Special Meeting of Shareholders - July 16, 2008
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Pacific Capital U.S. Government Securities Cash Assets Trust (the "Fund") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on Wednesday, July 16, 2008 at the offices of the Fund, 380 Madison Avenue, Suite 2300, New York, New York at 11:00 a.m. Eastern Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matter listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR Special Meeting Proposal No. 1. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

              VOTE VIA THE TELEPHONE: 1-866-241-6192
              VOTE VIA THE INTERNET: www.proxy-direct.com

              Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ------------------------------------------------
              Signature

              -------------------------------------------------
              Signature (if held jointly)

              -------------------------------------------------


              Date_____________________________________________


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.




EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                       Please detach at perforation before mailing.




Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
PACIFIC CAPITAL U.S. GOVERNMENT SECURITIES CASH ASSETS TRUST SPECIAL MEETING


     1. Action on a new Advisory and Administration Agreement. (Special Meeting Proposal No. 1 in Proxy Statement)


  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]



         As to any other matter said proxies shall vote in accordance with their best judgment.





HAS YOUR ADDRESS CHANGED                         DO YOU HAVE ANY COMMENTS

--------------------------------               -------------------------------
--------------------------------               -------------------------------
--------------------------------               -------------------------------



THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.